497(d)
                            FT 250
             COMMUNICATIONS GROWTH TRUST, SERIES 2
                 FUNDAMENTAL VALUE TRUST SERIES
                  INSURANCE GROWTH TRUST SERIES
                 INTERNET GROWTH TRUST, SERIES 4
           MEDIA & ENTERTAINMENT GROWTH TRUST, SERIES 2
                    MEDICAL GROWTH TRUST SERIES

           Supplement to the Prospectus dated April 15, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders of The First Trust Special Situations Trust, Series 157 may use their redemption or termination proceeds from such trust to acquire Units of the Trusts contained in FT 250 during the initial offering period subject only to the remaining deferred sales charges on the Units acquired. Dealers and other selling agents will receive a concession or agency commission on such sales equal to $.25 per Unit on Units sold subject to a deferred sales charge of $.35 per Unit or 71% of the then current maximum remaining deferred sales charge on Units sold subject to a deferred sales charge of less than $.35 per Unit.

November 19, 1998